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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of the earliest event reported: MARCH 25, 2004
                                                    --------------


                      GLOBAL DIVERSIFIED ACQUISITION CORP.

       (Exact Name of Small Business Company as Specified in Its Charter)


                        Commission file number: 000-29331


             NEVADA                                          76-0270295
-------------------------------                  -------------------------------
(State or Other Jurisdiction of                            (IRS Employer
Incorporation of Organization)                        Identification Number)


                             130 SHAFTESBURY AVENUE
                             LONDON, ENGLAND W1B 5EU
          ------------------------------------------------------------
                    (Address of Principal Executive Offices)


                               011-44-2070-310821
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

     On March 25, 2004 (the "Effective Time"), pursuant to that certain Agreement and Plan of Merger, dated February 20, 2004, by and among Global Diversified Acquisition Corp., a Nevada corporation (the "Company"), G.D. Acquisition Corp., a Delaware corporation ("Merger Sub"), MK Secure Solutions Limited, a British Virgin Islands private limited company ("MailKey"), and Westvale Consultants Limited, a principal shareholder of MailKey (the "Shareholder"), as amended by that certain First Amendment to Agreement and Plan of Merger, dated March 23, 2004, by and among the Company, Merger Sub, MailKey and the Shareholder (collectively, the "Merger Agreement"), Merger Sub was merged with and into MailKey, with MailKey remaining as the surviving entity and becoming a wholly-owned subsidiary of the Company (the "Merger").

     Pursuant to the terms of the Merger Agreement, at the Effective Time, the
Company: (i) issued 26,246,000 shares of its common stock, no par value per share ("Common Stock"), to the holders of MailKey's capital stock (the "MailKey Shareholders"), representing approximately ninety-four percent (94%) of the then issued and outstanding shares of Common Stock, (ii) received a letter of resignation from Andrew J. Kacic as a member of its board of directors, which resignation became effective at 12:00 noon eastern standard time on March 26, 2004, (iii) appointed Graham Norton-Standen and Tim Dean-Smith to serve as directors of the Company, which appointments became effective at the Effective Time, and (iv) received letters of resignation from John W. Shaffer and Raymond
J. Bills, constituting all of the remaining members of the Company's board of directors as it existed immediately prior to the Effective Time, such resignations to become effective on such date and at such time as Messrs. Norton-Standen and Dean-Smith may decide at their sole discretion.

     As a result of (i) the MailKey Shareholders' acquisition of 26,246,000 shares of Common Stock, (ii) the resignation of Andrew J. Kacic as a director of the Company, (iii) the appointment of Graham Norton-Standen and Tim Dean-Smith as directors of the Company, and (iv) the Company's receipt of letters of resignation from John W. Shaffer and Raymond J. Bills, the Merger may be deemed to have involved a change in control of the Company.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     At the Effective Time, the Merger was consummated pursuant to the terms of the Merger Agreement.

     Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company issued 26,246,000 shares of Common Stock to the MailKey Shareholders. Each outstanding share of MailKey capital stock was converted into the right to receive 100 shares of Common Stock.

     The amount of the consideration paid in connection with the Merger was determined in arm's-length negotiations between the Company, Merger Sub, MailKey and the Shareholder, and the terms of the Merger were approved by the board of directors of the Company and the board of directors and shareholders of Merger Sub and MailKey.

     All shares of Common Stock issued at the closing of the Merger are "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), and may not be resold except pursuant to registration under the Securities Act and

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registration or qualification under applicable state securities laws, or an available exemption therefrom.

     MailKey, with offices in the United States, Europe and Asia, is a messaging security company that provides a suite of applications and technologies to manage and control messages and limit the dangers posed by the rapid growth of electronic communication. MailKey protects companies from intrusive or dangerous messages, whether they be e-mail, short messaging service (SMS) or multimedia messaging service (MMS) messages, and helps protects businesses from the most important threats inherent in electronic communication - spam, viruses, identity theft, mail abuse and lapses in enforcing company security policy. Unlike existing solutions which are, for the most part, reactive attempts to manage external threats, MailKey's applications analyze and apply rules to all incoming and outgoing messages on a company's network. In so doing, MailKey's technology is designed to put control back into the hands of a company's information technology department. MailKey is addressing a number of markets, including internet service providers, operators of corporate networks and cellular network operators.

     The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by the terms of the Agreement and Plan of Merger and First Amendment to Agreement and Plan of Merger filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

     The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that this report is required to be filed with the Securities and Exchange Commission ("SEC").

     (b)  Pro Forma Financial Information.

     The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that this report is required to be filed with the SEC.

     (c)  Exhibits.

     2.1 Agreement and Plan of Merger, dated February 20, 2004, by and among Global Diversified Acquisition Corp., G.D. Acquisition Corp., MK Secure Solutions Limited and Westvale Consulting Limited.

     2.2 First Amendment to Agreement and Plan of Merger, dated March 23, 2004, by and among Global Diversified Acquisition Corp., G.D. Acquisition Corp., MK Secure Solutions Limited and Westvale Consulting Limited.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GLOBAL DIVERSIFIED ACQUISITION CORP.


Dated: March 8, 2004                /s/  Graham Norton-Standen
                                    --------------------------------------------
                                    Graham Norton-Standen
                                    Chairman and Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit Number                              Description
--------------                              -----------

     2.1 Agreement and Plan of Merger, dated February 20, 2004, by and among Global Diversified Acquisition Corp., G.D. Acquisition Corp., MK Secure Solutions Limited and Westvale Consulting Limited.


     2.2 First Amendment to Agreement and Plan of Merger, dated March 23, 2004, by and among Global Diversified Acquisition Corp., G.D. Acquisition Corp., MK Secure Solutions Limited and Westvale Consulting Limited.